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logo  American                                                                                          For Internal Use Only
      Skandia
      Where To Invest

American Skandia Life Assurance Corporation
One Corporate Drive
P.O. Box 883
Shelton, CT  06484-0883                                                                                 Annuity No.

1                                                                    4
     Guaranteed Annuity Payment Amount:                                    Name:
         _Yes      _No       _N/A                                              FIRST          M.        LAST

                                                                           Address:

 2                                                                         City:                    State:_ _

     _Non-qualified                                                        Zip:_ _ _ _ _

     _IRA      _SEP/IRA       _IRA Rollover                                Sex:      _Male          _Female

     _401      _403(b)        _Roth IRA                                    Date of Birth:      MM   -    DD   -    YYYY

     _Other:                                                               Social Security/Tax I.D. No:  _ _ _ - _ _ _ -_ _ _ _

3
     Name:                                                                 Name:
          FIRST          M.        LAST                                        FIRST          M.        LAST

     Address:                                                              Address:

     City:                    State:_ _                                    City:                    State:__ _

     Zip:_ _ _ _ _                                                         Zip:_ _ _ _ _

     Sex:      _Male          _Female                                      Sex:      _Male          _Female

     Date of Birth:      MM   -    DD   -    YYYY                          Date of Birth:      MM   -    DD   -    YYYY

     Social Security/Tax I.D. No:  _ _ _ - _ _ _ -_ _ _ _                  Social Security/Tax I.D. No:  _ _ _ - _ _ _ - _ _ _ _

                                                                      5
                                                                           If left blank, Annuitant(s) will be considered payee(s).

     Name:                                                                 Name:
     FIRST          M.        LAST                                             FIRST           M.        LAST

     Address:                                                              Address:

     City:                    State:_ _                                    City:                         State:_ _

     Zip:_ _ _ _ _                                                         Zip:_ _ _ _ _

     Sex:      _Male          _Female                                                                  Total:  100%

     Date of Birth:      MM   -    DD   -    YYYY

     Social Security/Tax I.D. No:  _ _ _ - _ _ _ -_ _ _ _             6

                                                                           Annuitant
                                                                           _Driver's License   _Birth Certificate  _Passport
                                                                           _Other:

                                                                           Joint Annuitant
                                                                           _Driver's License   _Birth Certificate  _Passport
                                                                           _Other:

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logo  American                                                                                          For Internal Use Only
      Skandia
      Where To Invest

American Skandia Life Assurance Corporation
One Corporate Drive
P.O. Box 883
Shelton, CT  06484-0883                                                                                 Annuity No.


7                                                                     9
     (Unless otherwise indicated, beneficiary becomes owner upon          (Indicate your investment allocation below.  Please use
     death of last surviving annuitant with the submission of all        only whole number percentages.  They must total 100%.)
     necessary paperwork.)

     PRIMARY BENEFICIARY(IES)                                             Investment Options

     Name:                                                                                                                  _ _%
          FIRST          M.             LAST

     Social Security #:_ _ _ - _ _ _-_ _ _ _                                                                                _ _%

     Relationship to Annuitant:                                                                                             _ _%

     Name:                                                                                                                  _ _%
          FIRST          M.             LAST

     Social Security #:_ _ _ - _ _ _-_ _ _ _                                                                                _ _%

     Relationship to Annuitant:                                                                                             _ _%

     Name:                                                                                                                  _ _%
          FIRST          M.             LAST                                                                                _ _%

     Social Security #:_ _ _ - _ _ _-_ _ _ _                                                                                _ _%

     Relationship to Annuitant:                                                                                             _ _%

                                   TOTAL 100%                                                                         TOTAL 100%

     CONTINGENT BENEFICIARY(IES)                                     10

     Name:                                                                 Choice of the 1st through the 28th of the month. _ _
           FIRST               M.             LAST

     Social Security #:_ _ _ - _ _ _ - _ _ _ _   _ _%

     Name:
          FIRST               M.             LAST

     Social Security #:_ _ _ - _ _ _ - _ _ _ _   _ _%                      _ If this box is checked, please complete the following
                                                                             sections.  If this box is not checked, please proceed
     Name:                                                                        to Replacement Information section.
          FIRST               M.             LAST

     Social Security #:_ _ _ - _ _ _ - _ _ _ _   _ _%                11

                                           TOTAL 100%                      _ 3 Percent       _ 5 Percent         _ 6 Percent
                                                                           _ other

8

     PREMIUM:  $                                                     12

     Type of Payment:                                                      _ Life Only

     _Check                        _ Direct Rollover                       _ Life with Certain Period    __years

     _Wire                         _ Mutual Fund Transfer                  _ Certain Period Only         __years

     _Trustee-to-Trustee Transfer  _ CD Transfer

     _1035 Exchange

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logo  American                                                                                          For Internal Use Only
      Skandia
      Where To Invest

American Skandia Life Assurance Corporation
One Corporate Drive
P.O. Box 883
Shelton, CT  06484-0883                                                                                 Annuity No.


13                                                                   17
     Is this annuity intended to replace (in whole or in part)             BY SIGNING BELOW THE OWNER(S) UNDERSTAND THAT:
     an existing life insurance or annuity?   _Yes     _No                 1. The Annuity Payments, and if applicable, Inheritance
                                                                              Period or Cash Value may increase or decrease
     (If yes, please indicate carrier, contract number and                    depending on the contract's investment results;
     approximate premium amount in Special Instructions.)

14                                                                         2. The Variable Annuity applied for is suitable for
     ______________________________________________                           my/our financial situation and needs; and

     ______________________________________________                        3. I/We have received a current prospectus.

     ______________________________________________                           I/We represent to the best of my/our knowledge and
                                                                              belief the statements made in this application are
                                                                              true and complete including under penalty of perjury,
                                                                              the Social Security or Tax ID numbers provided. It is
                                                                              indicated and agreed that the only statements which
15                                                                            are to be constructed as the basis of the contract are
                                                                              those contained in this application or in any
     Federal/State income tax withholding applies only to the                 amendment to this application.
     portion of your payment that is subject to federal/state
     income tax.  You may elect not to have withholding apply.             SIGNATURES:
     If you elect no withholding, or if you do not have enough
     tax withheld from your payment, you may have to pay an estimated      Owner(s)
     tax.  If you elect withholding and you do not indicate a              X_________________________________
     percentage, American Skandia Life Assurance Corporation will          X_________________________________
     withhold at the maximum federal and state levels.  If your
     withholding and estimated tax payments are insufficient, you          Location where signed_____________
     may be penalized under the estimated tax rules.                       Date MM   -    DD   -    YYYY

     Federal Income Tax (select one)                                       Annuitant (If other than owner)

     _No, I/we do not want to have Federal income tax withheld.            X_________________________________
          OR
     _Yes. I/we want Federal income tax withheld at __%.                   X_________________________________

     State Income Tax (select one)

     _No, I/we do not want to have State income tax withheld.              Location where signed______________
          OR                                                               Date MM   -    DD   -    YYYY
     _Yes, I/we want State income tax withheld at __%
      for the state of ___________.                                        Signature of Agent

     I/we taxpayer hereby certify(ies), under penalty of perjury           X_________________________________
     that such taxpayer is not subject to backup withholding order
     under Section 3406(a)(1)(c) of the Internal Revenue Code.             Name:
                                                                                FIRST               M.             LAST

16                                                                         Name of Firm:
     _________________________________________
                                                                           Firm Address:
     _________________________________________

     _________________________________________                             City:                    State:_ _       Zip:_ _ _ _ _

                                                                           Do you have any reason to believe the contract applied
                                                                           for is to replace existing annuities or life insurance?
                                                                           _Yes      _No
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